UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 3, 2009

Delaware

(State or other jurisdiction of incorporation)

1-11605	No. 95-4545390
(Commission File Number)	I.R.S. Employer Identification No.

500 South Buena Vista Street

Burbank, California 91521

(818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 8.01	Other Events.

The Walt Disney Company (the Company) has combined the operations and management of Disney Interactive Studios and the Walt Disney Internet Group into a new business unit, the Disney Interactive Media Group which creates and delivers Disney-branded entertainment and lifestyle content across interactive media platforms. The primary operating businesses of the Disney Interactive Media Group are Disney Interactive Studios, which produces video games for global distribution, and Disney Online, which produces web sites and online virtual worlds in the United States and internationally. The Disney Interactive Media Group also manages the Company’s Disney-branded mobile phone initiatives and provides technical infrastructure services to the Company’s non Disney-branded websites, such as ABC.com and ESPN.com, and to its Disney-branded e-commerce websites, principally Disneyshopping.com and Walt Disney Parks and Resorts Online. The Disney Interactive Media Group is reimbursed for the cost of providing these technical infrastructure services, and since these other websites that the Disney Interactive Media Group supports are managed within the Company’s other segments, the financial results of these websites are reported within the Company’s other segments rather than as part of the Disney Interactive Media Group.

Beginning with the first quarter fiscal 2009 financial statements, the Company is reporting the Disney Interactive Media Group along with certain new business initiatives as “Interactive Media” for segment reporting purposes. Previously, Disney Interactive Studios and the Walt Disney Internet Group were reported in the Consumer Products and Media Networks segments, respectively, while the new business initiatives were reported in corporate and unallocated shared expenses. The new presentation aligns with how management reports and measures segment performance for internal management purposes.

Set forth in Exhibit 99 and incorporated herein by reference are Items 1, 1A, 2, 7, 7A and 8 of the Registrant’s Annual Report on Form 10-K for the year ended September 27, 2008 which have been adjusted to present the Disney Interactive Media Group along with the new business initiatives for fiscal years 2008, 2007 and 2006. There is no impact to reported net income or earnings per share, as this adjustment is only a reclassification.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

23	Consent of Independent Registered Public Accounting Firm

99	Updates to Annual Report on Form 10-K

Part I, Item 1. Business

Part I, Item 1A Risk Factors

Part I, Item 2. Properties

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A. Quantitative and Qualitative Disclosure About Market Risk

Part II, Item 8. Financial Statements and Supplementary Data

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Brent A. Woodford
Brent A. Woodford
Senior Vice President Planning and Control

Dated: February 3, 2009